UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 28, 2017

Steelcase Inc.
(Exact Name of Registrant as Specified in Charter)

Michigan	1-13873	38-0819050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

901 44th Street SE, Grand Rapids, Michigan 49508
(Address of Principal Executive Offices) (Zip Code)

(616) 247-2710
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The Company will participate in the Raymond James 38th Annual Institutional Investors Conference in Orlando, FL on March 6 and 7, 2017. The Company is scheduled to present at 10:25am ET on March 7, 2017. A live webcast of the presentation, along with the supporting presentation materials, will be available at ir.steelcase.com, and a replay of the webcast will be available after the presentation concludes.

The information furnished pursuant to this Item 7.01 to this Current Report on Form 8-K shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(d) EXHIBITS.

99.1	Press release dated February 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.

Date: February 28, 2017	By:	/s/ Mark T. Mossing
Mark T. Mossing
Corporate Controller and Chief Accounting Officer (Duly Authorized Officer and Principal Accounting Officer)